Provisions and contingent liabilities (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of other provisions [abstract]
Summary of other provisions

	2021	2020

Tax contingencies	10,374	10,097
Civil contingencies	12,539	4,281
Labor contingencies	6,395	5,333
Total provision	29,308	19,711

Judicial deposits (i)	11,202	10,199

(i)
There are circumstances in which the Group is questioning the legitimacy of certain litigations or claims filed against it. As a result, either because of a judicial order or based on the strategy adopted by management, the Group might be required to secure part or the whole amount in question by means of judicial deposits, without this being characterized as the settlement of the liability. These amounts are classified as “Other assets” on the consolidated balance sheets and referred above for information.

Summary of changes in other provisions
Changes in the provision during the year

	2021	2020	2019

Balance at January 1	19,711	15,193	17,474
Monetary correction	6,837	4,102	2,492
Provision	8,457	3,499	2,338
Reversed	(3,132)	(1,454)	(3,939)
Payments	(2,565)	(1,629)	(3,172)
Balance at December 31	29,308	19,711	15,193

Summary of contingent liabilities
Below is summarized these claims by nature:

	2021	2020

Tax (i)	228,602	71,027
Civil (ii)	232,775	136,228
Labor	25,744	10,171
Total	487,121	217,426

(i)
In December 2019, the Group was notified by tax authorities for a requirement of social security contributions due to employee profit sharing payments related to the calendar year 2015, allegedly in violation of Brazilian Law 10,101/00. Currently, the first appeal was denied by the first administrative level of the Revenue Service Office. The Group will provide the ordinary appeal to the Administrative Council of Tax Appeals (“CARF”). There are other favorable CARF precedents on the subject and the Group obtained legal opinions that support the Group’s defense and current practice.
In November 2021, the Group was notified by tax authorities for a requirement of social security contributions due to employee profit sharing payments related to the calendar year 2017, allegedly in violation of Brazilian Law 10,101/00 and non-deductible expenses for the income tax in amount of received by the members of Council. The amount claimed is R$97,456. An administrative appeal was filed against the assessment, which is awaiting judgment by the Federal Revenue of Brazil (“RFB”).
In December 2021, the Group received a tax assessment in total amount of R$58,262 for benefits that occurred in 2016, regarding the amortized goodwill originated in the acquisition of the General Atlantic and Actis at XP CCTVM in different years (2013 and 2016). An administrative appeal was filed against the assessment, which is awaiting judgment by the Federal Revenue of Brazil (“RFB”).

(ii)
The Group is defendant in 586 civil and administrative claims by customers and investment agents, mainly related to portfolio management, risk rating, copyrights and contract termination. The total amount represents the collective maximum value to which the Group is exposed based on the claims’ amounts monetarily restated.